UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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GLOBAL AIRCRAFT SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder:

We cordially invite you to attend Global Aircraft Solution, Inc.’s Annual Meeting of Stockholders to be held on September 24, 2008. The 2008 Annual Meeting will address both the 2007 Annual Meeting and the 2008 Annual Meeting, covering the 2006 and 2007 fiscal years respectively. Enclosed are General Instructions, Notice of Annual Meeting, Proxy Statement, a Form of Proxy, and an Annual Report to Stockholders (2006 and 2007). The meeting will commence at 10:00 AM Pacific Daylight Savings Time at the University Marriott, 880 E. Second St., Tucson, AZ 85719, phone 520-792-4100.

At the meeting we will ask stockholders (i) to elect eight (8) persons to serve your Company as members of its Board of Directors; (ii) ratify Moss Adams, LLP as the independent registered public accounting firm for the Company for fiscal 2006 through July 2, 2007; (iii) ratify Daszkal Bolton, LLP as the new independent registered public accounting firm for the Company as of July 2, 2007; (iv) approve amendments to the Amended and Restated Articles of Incorporation; and (v) to act upon such other matters as may properly come before the meeting.

We value your participation and encourage you to vote your shares on the matters expected to come before the Annual Meeting. Please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting. In order to better enable us to keep you up-to-date with Company developments and announcements electronically you may, at your option, provide the Company with your e-mail address.

Sincerely,
/s/ Gordon D. Hamilton
Gordon D. Hamilton
Chief Executive Officer

/s/ Ian Herman
Ian Herman
Chairman of the Board

GLOBAL AIRCRAFT SOLUTIONS (OTCBB:GACF)
6451 S. Country Club Rd., Suite 111, Tucson, AZ 85706, Phone (520) 547-8631 Fax (520) 547-8638

TABLE OF CONTENTS

Page

Letter to Shareholders	1
Notice of Annual Meeting	3
Purpose of Meeting	4
Voting	5
Corporate Governance	7
Proxy Item No. 1 – Election of Directors	8
Independence of Directors	12
Compensation of Directors	14
Committees of the Board	14
Audit Committee	15
Audit Committee Report	15
Audit Fees	18
Compensation Committee	18
Compensation Committee Report	19
Compensation Discussion and Analysis	21
Proposal & Proxy Item No. 2 – Ratification of Moss Adams, LLP as Independent Auditors	28
Proposal & Proxy Item No. 3 – Ratification of Daszkal Bolton, LLP as Independent Auditors	30
Proposal & Proxy Item No. 4 – Approve Amendments to the Articles of Incorporation	31
Security Ownership of Certain Beneficial Owners & Management	33
Directors and Executive Officers	35
Section 16(a) Beneficial Ownership Reporting Compliance	36
Stock Performance	36
Stock Performance Graph and Table	37
2008 Stockholder Proposals	37
Other Matters	37
2009 Stockholder Proposals	37
Annual Reports	38
Other Information	38
Form of Proxy Card	43

APPENDICIES

A – Audit Committee Charter	39

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held September 24, 2008

To the Stockholder Addressed:

Global Aircraft Solutions, Inc. (the “Company”) will hold its Annual Meeting of Stockholders at 10:00 AM Pacific Daylight Savings Time on September 24, 2008, at the University Marriott, 880 E. Second St., Tucson, AZ 85719, Tel. 520-792-4100, for the following purposes:

1	.	To elect Eight (8) Directors to serve two year terms each until the 2010 annual meeting of stockholders and thereafter until their successors have been duly elected and qualify;
2	.	To ratify Moss Adams LLP as the independent registered public accounting firm for the Company for fiscal year ended December 31, 2006 through July 2, 2007;
3	.	To ratify Daszkal Bolton, LLP as the new independent registered public accounting firm for the
Company as of July 2, 2007;
4	.	To approve amendments to the Company’s Amended and Restated Articles of Incorporation; and
5	.	To act upon such other matters as may properly come before the meeting.

The record date for the determination of stockholders entitled to vote at the meeting is July 31, 2008, and only stockholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof.

Whether or not you plan to attend the stockholders’ meeting, please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting. You may revoke your proxy at any time prior to the time it is voted.

By Order of the Board of Directors,

/s/ Ian Herman

Ian Herman
Chairman of the Board

GLOBAL AIRCRAFT SOLUTIONS (OTCBB:GACF)
6451 S. Country Club Rd., Suite 111, Tucson, AZ 85706, Phone (520) 547-8631 Fax (520) 547-8638

6451 S. Country Club Rd., Suite 111, Tucson, Arizona 85706, (520) 547-8631 www.globalaircraftsolutions.com

PROXY STATEMENT _______________ Preliminary

This proxy statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Global Aircraft Solutions, Inc. (the “Company” or "Global") for use at the Company’s 2008 Annual Meeting of Stockholders, to be held at 10:00 AM Pacific Daylight Savings Time, on September 24, 2008, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and described in detail herein. The meeting will be held at the University Marriott, 880 E. Second St., Tucson, AZ 85719, phone 520-792-4100. This proxy statement and the accompanying proxy card will be first mailed to the stockholders on or about August 29, 2008. The cost of the solicitation will be borne by the Company.

Annual Report

We are enclosing our Annual Report to Shareholders for the year ended December 31, 2006 and December 31, 2007 with these proxy materials. We may submit additional financial and other reports at the Annual Meeting, but we do not intend to take any action relating to those reports.

PURPOSE OF MEETING

At the meeting, the Board of Directors will ask stockholders (1) to elect eight (8) directors who will serve until the 2010 annual meeting of stockholders and thereafter until their successors are duly elected and qualify; (2) ratify Moss Adams, LLP as the independent registered public accounting firm for the Company for fiscal 2006 through July 2, 2007; (3) ratify Daszkal Bolton, LLP as the new independent registered public accounting firm for the Company as of July 2, 2007; and (4) approve amendments to the Company’s Amended and Restated Articles of Incorporation. In addition, the stockholders will act upon such other matters as may properly come before the meeting.

There will also be an address by the Chairman of the Board of Directors and the Chief Executive Officer of the Company, together with a general discussion period during which stockholders will have an opportunity to ask questions about the Company’s business.

All properly executed proxies will be voted in accordance with the instructions given thereby. If no choice is specified, proxies will be voted for (1) the election to the Board of Directors of the eight (8) persons named elsewhere in this proxy statement; (2) the ratification of Moss Adams, LLP as the independent registered public accounting firm for the Company for fiscal year ending 2006 through July 2, 2007; and (3) the ratification of Daszkal Bolton, LLP as the new independent registered public accounting firm for the Company as of July 2 2007. In order to approve Proposal 4, amendments to the Company’s Amended and Restated Articles of Incorporation, specific instructions must be provided for proxy voting with respect to Proposal 4. If no instructions are specified with respect to Proposal 4, no vote will be cast for this item.

About the Meeting

Who is entitled to Vote?

Only record holders of our common stock at the close of business on July 31, 2008, the record date, are entitled to vote at the Annual Meeting. Global’s authorized stock includes 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. No shares of preferred stock are issued or outstanding. As of July 31, 2008, the record date, there were 41,156,301 shares of the Company’s Common Stock issued and outstanding and entitled to one vote each at the Annual Meeting. Cumulative voting in the election of Directors is not allowed.

How do I Vote?

Voting by mail. If you are a shareholder of record, you may vote by signing, dating and returning your proxy card. The proxy holders will vote your shares in accordance with your directions. If you sign and return your proxy card, but do not properly direct how your shares should be voted on a proposal, the proxy holders will vote your shares “FOR” Proposals 1, 2 & 3. If you sign and return your proxy card, the proxy holders will vote your shares according to their discretion on any other proposals and other matters that may be brought before the Annual Meeting. However, since Proposal 4 is a non-routine item, your shares will not be voted for this Proposal unless you provide specific voting instructions. We are not aware of any other matters that will be brought before the Annual Meeting other than Proposals 1, 2, 3 & 4. Furthermore, there is a proposed amendment to applicable Securities Exchange Rules which, if ultimately approved by the SEC, would render even director elections non-routine.

If you hold shares in an account through a broker or other nominee in “street name”, you should complete, sign and date the voting instruction card provided to you by your broker or nominee.

Voting in Person. All shareholders may vote in person at the Annual Meeting. Shareholders of record may also be represented by another person present at the Annual Meeting by signing a proxy designating such person to act on your behalf. If you hold shares through a broker or nominee, you may vote in person at the Annual Meeting only if you have obtained a signed proxy from your broker or nominee giving you the right to vote your shares.

What are the voting recommendations of the Board of Directors?

The Board of Director recommends that you vote:

  “FOR” the 8 nominees for directors (Proposal 1);
  “FOR” ratifying the appointment of Moss Adams, LP as Global Aircraft Solutions, Inc.’s independent registered public accounting firm for fiscal year ending 2006 through July 2, 2007 (Proposal 2);
  “FOR” ratifying the appointment of Daszkal Bolton, LP as Global Aircraft Solutions, Inc.’s independent registered public accounting firm as of July 2, 2007 (Proposal 3);
  “FOR” approving the amendments to the Company’s Amended and Restated Articles of Incorporation (Proposal 4);

What constitutes a quorum for the Annual Meeting?

A “quorum” of shareholders is necessary for us to hold a valid Annual Meeting. For a quorum, there must be present, in person or by proxy, shareholders of record entitled to exercise not less than fifty percent of the voting power of Global Aircraft Solutions, Inc.

Proxy cards marked as withholding authority, as well as proxy cards containing abstentions and “broker non-votes”, will be treated as present for purposes of determining a quorum. A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular “non-routine” proposal because the broker or nominee does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner. If you are a beneficial owner and a broker holds your shares, it is expected that your broker will be permitted to vote your shares on Proposals 1, 2 and 3 even if your broker does not receive voting instructions from you. Your broker will only be able to vote your shares on Proposal 4 if the Broker receives specific voting instructions from you.

What vote is required to approve each proposal?

Election of Eight (8) Directors (Proposal 1).

Pursuant to the Amended and Restated Articles of Incorporation of the Company, Directors shall be elected by plurality vote. In July 2008 the Board voted and approved amendments to the Company’s Bylaws changing election of directors from a plurality vote to a majority vote, but until similar amendments with respect to director voting are approved by the shareholders pursuant to proposal 4 of this Proxy, the election of directors will proceed under the current requirement in the Amended and restated Articles of Incorporation requiring that directors be elected by a plurality vote. Accordingly, the eight (8) director nominees receiving the greatest number of votes will be elected. A proxy card marked as abstaining with respect to this proposal will be counted for quorum purposes, but will not be counted as a vote cast, and therefore will have no effect on the vote. Cumulative voting in the election of Directors is not allowed.

Ratification of Independent Auditor Moss Adams, LLP for Fiscal 206 through July 2, 2007 (Proposal 2).

Proposal 2 requires the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote on this proposal. To be ratified as the independent accounting firm for the Company for fiscal 2006 through July 2, 2007, the proposal must receive the affirmative vote of a majority of the votes cast. A proxy card marked as abstaining with respect to this proposal will be counted for quorum purposes, but will not be counted as a vote cast, and therefore will have no effect on the vote.

Ratification of Independent Auditor Daszkal Bolton, LLP as of July 2, 2007 (Proposal 3)

Proposal 3 requires the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote on this proposal. To be ratified as the independent accounting firm for the Company as of July 2, 2007, the proposal must receive the affirmative vote of a majority of the votes cast. A proxy card marked as abstaining with respect to this proposal will be counted for quorum purposes, but will not be counted as a vote cast, and therefore will have no effect on the vote.

Approval of Amendments to the Articles of Incorporation (Proposal 4); Non-Routine.

Proposal 4 requires the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote on this proposal. To approve the amendments to the Amended and Restated Articles of Incorporation, the proposal must receive the affirmative vote of a majority of the votes cast. If no instructions are specified with respect to Proposal 4, no vote will be cast for this item. Your broker will only be able to vote your shares on Proposal 4 if the Broker receives specific voting instructions from you. A proxy card marked as abstaining with respect to this proposal and any broker non-votes with respect to this proposal will be counted for quorum purposes, but will not be counted as a vote cast, and therefore will have no effect on the vote.

Other Items. All other proposals and other business as may properly come before the Annual Meeting require the affirmative vote of a majority of the votes cast, except as otherwise required by statute or our Amended Articles of Incorporation. The Company does not know of any matters to be acted upon at the meeting other than the four (4) matters described in this proxy statement.

Can I revoke or change my vote after I submit my proxy?

Yes. You can revoke or change your vote before the proxy holders vote your shares by timely:

  giving a revocation to our Secretary in writing, in a verifiable communication or at the Annual Meeting;
  returning a later signed and dated proxy card;
  entering a new vote by telephone; or
  voting in person at the Annual Meeting.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder as of the close of business on July 31, 2008, the record date. We may ask you to present valid photo identification to enter the Annual Meeting.

CORPORATE GOVERNANCE

We have a long history of good corporate governance practices that has greatly aided our long-term success. The Board of Directors and management have recognized for many years the need for sound corporate governance practices in fulfilling their respective duties and responsibilities to shareholders.

Corporate Governance Guidelines. The Board of Directors has adopted Corporate Governance Guidelines, which provide the framework for the governance of our company. The Board of Directors reviews our Corporate Governance Guidelines at least annually. From time to time, the Board of Directors may revise our Corporate Governance Guidelines to reflect new regulatory requirements and evolving corporate governance practices. Business Ethics Policy. We have operated under a Business Ethics Policy for many years and are committed to conducting business in an ethical and legal manner throughout the world. Our Business Ethics Policy applies to all of our directors, officers and employees and outlines the broad principles of ethical and legal conduct embraced by Global and it’s subsidiaries to guide our business related conduct. Under our Business Ethics Policy, any director or employee who reasonably believes or suspects that Global or any of it’s subsidiaries or any director or employee has or is engaging in improper or illegal activities, fraud or activities that appear to be inconsistent with or in violation of the Business Ethics Policy is responsible for reporting such activities. We do not permit retaliation of any kind against any person who, in good faith, reports any known or suspected improper activities pursuant to the Business Ethics Policy and Global’s Whistleblower Policy.

Our Business Ethics Policy includes additional ethical obligations for our senior financial management (which includes our chief executive officer, our chief financial officer, and the principal financial and accounting personnel in our operating groups and corporate departments). Our senior financial management is responsible for creating and maintaining a culture of high ethical standards throughout our company to ensure the fair and timely reporting of our financial results and financial condition.

Communications with Directors. The Board of Directors has adopted a process by which shareholders and other interested parties may communicate with the non-management directors or the chairperson of any of the committees of the Board of Directors by e-mail or regular mail. You may send communications by e-mail to dhamilton@hamaerotech.com. You may also send communications by regular mail to the attention of the Chairperson, Audit Committee; Chairperson, Compensation Committee; or Chairperson, Nominating and Corporate Governance Committee; or to the non-management directors as a group to the Non-Management Directors, each c/o Corporate Secretary, Global Aircraft Solutions, Inc., 6901 S. Park Ave., Tucson, AZ 85706.

9

Global’s management will review all communications received to determine whether the communication requires immediate action. Management will pass on all communications received, or a summary of such communications, to the appropriate director or directors.

Complaint Procedures for Accounting, Auditing and Financial Related Matters. The Audit Committee has established procedures for receiving, retaining and treating complaints from any source regarding accounting, internal accounting controls and auditing matters. The Audit Committee has also established procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Interested parties may communicate such complaints by following the procedures described under the heading “Communications with Directors,” above. Employees may report such complaints by following the procedures outlined in the Business Ethics Policy or the company’s Whistleblower Policy. We do not permit any retaliation of any kind against any person who, in good faith, submits a complaint or concern under these procedures.

Independence of Directors. Under our Director Independence Standards as set forth above, four (4) of our current seven (7) directors are independent and five (5) of our eight (8) director nominees are independent. In addition, all three members of each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are independent.

Board Committee Charters. The Board of Directors has adopted written charters for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee reviews and evaluates the adequacy of its charter at least annually and recommends any proposed changes to the Board of Directors for approval.

Availability of Corporate Governance Materials. You may access all committee charters, our Corporate Governance Guidelines, our Director Independence Standards, our Business Ethics Policy, and other corporate governance materials in the “Corporate Governance” section on the “Investor Relations” page of our website at http://www.globalaircraftsolutions.com/. You also may receive copies without charge by writing to us at: Global Aircraft Solutions, Inc., 6451 S. Country Club Rd., Tucson, AZ 85706 Attention: Investor Relations.

PROPOSAL AND PROXY ITEM NO. 1 — ELECTION OF DIRECTORS

The Board of Directors of the Company was previously composed of six (6) individuals with a maximum allowable Board size of seven (7) members. At the July 2008 Board Meeting, the Board of Directors voted and approved amending the Bylaws of the Company to increase the maximum size of the Board from seven (7) to nine (9) members and immediately appointed two new independent directors, Kenneth Raff and Brent Dau, to serve as the sixth (6th) and seventh (7th) members of the Board until their election at the 2008 Annual Meeting and nominated Timothy Ewing for election as the eighth (8th) member of the Board to replace the Board position vacated by Lawrence Mulcahy who elected not to stand for re-election. The ninth position on the Board would remain available, but unfilled until the Board determines that it is in the best interests of the Company to fill that maximum number of available Board seats.

The Board also voted and approved of an amendment to the Bylaws which changes the previously staggered terms of Board members to a one year term for all Board members with the exception of election at the 2008 Annual Meeting at which all nominees will be elected to serve a two year term until the 2010 election in order to maintain Board stability pending a transition to one year terms for Board members beginning with the 2010 election.

In July 2008 the Board voted and approved amendments to the Company’s Bylaws changing election of directors from a plurality vote to a majority vote, but until similar amendments with respect to director voting are approved by the shareholders pursuant to proposal 4 of this Proxy, the election of directors will proceed under the current requirement in the Amended and restated Articles of Incorporation requiring that directors be elected by a plurality vote. Accordingly, the eight (8) director nominees receiving the greatest number of votes will be elected.

Each of the nominees has agreed to serve if elected. If any nominee declines or is unable to accept such nomination or is unable to serve, an event which we do not expect, the Board of Directors reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees. In this event, the proxy holders may vote in their discretion for any substitute nominee proposed by the Board of Directors unless you indicate otherwise.

The following are the nominees for election at the 2008 Annual Meeting of Shareholders:

1)	Board of Director Member and Nominee Gordon D. Hamilton is nominated for election at the Annual Meeting for a two (2) year term;
2)	Board of Director Member and Nominee Ian Herman is nominated for election at the Annual Meeting for a two (2) year term;
3)	Board of Director Member and Nominee John B. Sawyer is nominated for election at the Annual Meeting for a two (2) year term;
4)	Board of Director Member and Nominee Michael Hannley is nominated for election at the Annual Meeting for a two (2) year term;
5)	Board of Director Member and Nominee Seymour Siegel is nominated for election at the Annual Meeting for a two (2) year term;
6)	Board of Director Member and Nominee Brent Dau is nominated for election at the Annual Meeting for a two (2) year term;
7)	Board of Director Member and Nominee Kenneth Raff is nominated for election at the Annual Meeting for a two (2) year term;
8)	Board of Director Nominee Timothy Ewing is nominated for election at the Annual Meeting for a three (2) year term;

Unless otherwise directed by the persons giving proxies, the proxy holders intend to vote all shares for which they hold proxies for the election of Gordon D. Hamilton, Ian Herman, Jon B. Sawyer, Michael Hannley, Seymour Siegel, Brent Dau, Kenneth Raff and Timothy Ewing as Directors.

Information of Director Nominees

Gordon Hamilton: Age 55

CEO and Director. Mr. Hamilton has been a Director since September 2004 and CEO of the Company since July 23, 2008. Mr. Hamilton served as CEO of Hamilton Aerospace Technologies, Inc. and World Jet Corporation from January 1, 2008 until assuming the position of CEO of Global Aircraft Solutions, Inc. on July 23, 2008. Gordon is the son of Hamilton Aviation founder, Gordon B. Hamilton, and literally grew up in the aviation business. Mr. Hamilton joined Hamilton Aviation full time as Vice President, Marketing after graduating with honors from the University of Chicago in 1978 with a BA in Tutorial Studies. Gordon became President and Chief Executive Officer of Hamilton Aviation in 1993; a position that he held until 2003.

Ian Herman: Age 62

Chairman. From 2002 through July 28, 2008, Mr. Herman has served as the CEO/CFO and Chairman of Global Aircraft Solutions, Inc. and its subsidiaries. As of June 1, 2006, Mr. Herman resigned from his position as CFO when the Company hired Mr. Sankar to assume this position. From June 1, 2006 through June 13, 2008, Mr. Herman served as CEO of the Company, at which time he resigned as CEO of the Company but retained his Chairmanship. From 2000 through the present, Mr. Herman has been the President of The Financial Capital, Inc., which is engaged in financial and business consulting. From 1995-2000, Mr. Herman was Chairman and a Board Member for the British government handling major inward investments into the United Kingdom as well as administering and evaluating projects in diverse industries totaling more than $200,000,000. During his tenure with the British government, Mr. Herman was awarded the Freedom of the City of London in recognition of his services. During the period of 1990–1999, Mr. Herman was the Chief Executive Officer of his own accounting and business consulting business specializing in publishing, healthcare, telecommunications, airlines, manufacturing and information technology. From 1988-1990 Mr. Herman was Chairman and Chief Executive Officer for British World Airlines Limited.

John B. Sawyer: Age 43

President of Global Aircraft Solutions and Chief Executive Officer of the Company’s aircraft trading business unit and Director. From May 2002 through the present, Mr. Sawyer has been the President of Global Aircraft Solutions, Inc. From 1998 through May 6, 2002, John Sawyer was Chief Operating Officer of Hamilton Aviation, Inc. From 1996 until 1997, Mr. Sawyer was president of Matrix Aeronautica S.A. de C.V., a Mexican repair station located in Tijuana, Baja California. John received an A.A. in Aerospace Engineering from the University of Texas (Austin). In 1986 John joined Pan American World Airways based in Berlin, Germany. Subsequent to that he worked as a Production Foreman at Raytheon, a Quality Control Supervisor at TIMCO, a Heavy Maintenance Representative for World Airways, and Director of Quality Control at Federal Express Feeder.

Seymour Siegel: Age 65

Director. Seymour G. Siegel, CPA, is a principal in the Business Consulting Group of Rothstein Kass. Rothstein Kass is a national firm of accountants and consultants with over 1000 members and offices in 9 cities. Mr. Siegel was managing partner and founder of Siegel Rich and Co., P.C., which merged into Weiser & Co., LLP, a large regional accounting firm where he was a senior partner until forming Siegel Rich Inc., a consulting firm, in 1994, which in April 2000 became a division of Rothstein Kass. Mr. Siegel is also currently the Chairman of the Audit Committees of Hauppauge Digital, Inc., Emerging Vision, Inc., and Air Industries Group, Inc.

Michael Hannley: Age 58

Mr. Hannley was appointed as a Director by the Board of Directors on July 17, 2007. Mr. Hannley is a local Tucsonan with 35 years of banking experience and is the President and CEO of the Bank of Tucson which he founded in 1996. From August 1986 until December 1995, Mr. Hannley was the Senior Vice President for National Bank of Arizona. From May 1981 until June 1986, Mr. Hanley was employed by Great American Savings, he was the Divisional Vice President beginning in May 1981 and assumed the duties of Senior Vice President Administration in June 1986. Prior to his employment with Great American Savings, Mr. Hannley was employed as the Regional Vice President of Southern Arizona Bank/First Interstate Bank from July 1972 through May 1981.

Mr. Hannley presently serves on the following corporate and community Board of Directors: Capitol Bancorp Limited (a multi-state bank holding company); University of Arizona Foundation – Vice Chair; Tucson Airport Authority; Bank of Santa Barbara; American Bankers Association; Pima County Trust Fund Board of Trustees; University of Arizona Intercollegiate Athletics Rebounbders Board; DM 50; the Assistance League of Tucson, Inc. Community Advisory Committee; University of Arizona Department of Biochemistry and Molecular Biophysics Board of advisors; and Tucson Symphony Women’s Association Community Advisory Board. In addition to Mr. Hannley’s current service as a Board member of the preceding organizations, he is or was affiliated with the following organizations: 2004 Tucson United Way Campaign Chair; YMCA Youth Foundation; Davis-Monthan’s Honorary Squadron Commander Program; University of Arizona Eller College Associates; Tucson Conquistadores Life Member; St. Mary’s Hospital Foundation – Past Director; St. Mary’s Hospital Centurions Life Member; Tucson General Hospital Past Board Trustee; American Heart Association – Past Director; Southern Arizona Community Foundation – Founding Member; and Tucson Boys Chorus – Past President. Mr. Hannley is a graduate of Louisiana Tech University and the University of Virginia Graduate School of Banking.

Brent Dau: Age 45

Mr. Dau was appointed as a Director by the Board of Directors on July 28, 2008. Mr. Dau, is a managing director at Ewing & Partners, having joined the firm in mid-1998. Ewing & Partners is the manager of the Endurance Partnerships, which owns approximately 12.5% of Company’s outstanding common shares. In addition, Mr. Dau is a partner of Endurance General Partners, L.P. Prior to joining Ewing & Partners, Mr. Dau led the buyout of a wholesale bedding plant supplier to mass-market retailers such as The Home Depot and Wal-Mart. Mr. Dau was employed by American Airlines from 1989 through 1994. At American, Mr. Dau served as a fleet planning analyst and later moved to AMR’s treasury where he initiated and managed American Airlines’ interest rate, foreign exchange, and fuel price hedging programs. Brent Dau received a B.S.E. in Mechanical Engineering from Princeton University in 1985 and a M.B.A. in International Finance from the University of Chicago in 1989. He is a Chartered Financial Analyst (CFAä), and serves on the Board of Directors of DFW CFA Society.

Kenneth Raff: Age 52

Mr. Raff was appointed as a Director by the Board of Directors on July 28, 2008. Mr. Raff is an Executive Director at the Seabury Group, an aviation advisory services firm, where he has been employed since 2001. Prior to joining Seabury, Mr. Raff was employed by American Airlines, Inc. for 15 years, including 7 years as Managing Director Fleet Transactions/Planning. Mr. Raff was employed by the Boeing Company as a Flight Test Analysis Engineer from 1980 through 1983. Kenneth Raff was awarded a B.S. in Mechanical Engineering from Georgia Tech University in 1980 and received an M.B.A. in Finance from the Harvard Business School in 1985.

Timothy Ewing, Age 48

Mr. Ewing, is the managing partner and chief investment officer of Ewing & Partners, the manager of the Endurance Partnerships formed in October 2001 and Value Partners, Ltd., a Texas-based securities investment partnership formed in 1989. Prior to founding Ewing & Partners (formerly Fisher Ewing Partners) with The Honorable Richard W. Fisher, president & CEO of the Federal Reserve Bank of Dallas, in 1991, he was senior investment officer with Fisher Capital Management (Dallas), a portfolio manager at Brown Brothers Harriman (Dallas), and the managing director of Steinberg Asset Management (New York). He began his investment career as an analyst in the Intrinsic Value Equities Group at Chase Investors Management Corporation (New York), now part of UBS A.G., where he was a vice-president.

Mr. Ewing received a B.S.E. in Chemical Engineering from Princeton University (1982) and a M.B.A. from New York University’s Stern School of Business (1987), where he was graduated second in his class and was inducted into the Beta Gamma Sigma Honor Society. Mr. Ewing has been a Chartered Financial Analyst (CFA) since 1985.

Mr. Ewing sits on the board of directors of Cherokee, Inc. (NASDAQ: CHKE) in Van Nuys, CA since 1997, Trans World Corporation (OTC: TWOC) in New York, NY since 2004, and Towne Bancorp, Inc. (OTC: TWNE) in Mesa, AZ since 2008. He is the chairman of the board of Harbourton Capital Group (OTC: HBTC) in McLean, VA and has served on its board of directors since 2000. He was also vice-chairman of the board of First Fidelity Bancorp, Inc. in Irvine, CA from 1996 until 2002 when it was purchased by Hawthorne Financial Corp. (NASDAQ: HTHR). In addition, he is the immediate past chairman of the board and an executive committee member of the Dallas Museum of Nature & Science, serves on the board of directors of The Dallas Opera and The Dallas Opera Foundation, the board of trustees of the Baylor Health Care System Foundation, and the advisory board of the University of Texas at Dallas' Holocaust Studies Program.

Vote Required and Board Recommendation

Pursuant to the existing Amended and Restated Articles of Incorporation of the Company, Directors shall be elected by plurality vote. Accordingly, the eight (8) director nominees receiving the greatest number of votes will be elected. A proxy card marked as abstaining with respect to this proposal will be counted for quorum purposes, but will not be counted as a vote cast, and therefore will have no effect on the vote. Cumulative voting in the election of Directors is not allowed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE

INDEPENDENCE OF DIRECTORS

The Board of Directors has adopted categorical Director Independence Standards to assist the Board of Directors in determining the independence of each director. To be considered independent, the Board of Directors must affirmatively determine that the director has no material relationship with Global Aircraft Solutions, Inc. (“Global”), any of it’s wholly subsidiaries, Hamilton Aerospace Technologies, Inc, (“HAT”), World Jet Corporation (“WJ”), and Hamilton Aerospace S.A. de C.V (“HATSACV”) or Global Aircraft Leasing Partners, LLC (“GALP”) in which Global possesses a minority membership interest. In each case, the Board of Directors broadly considers all relevant facts and circumstances, including the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, and such other criteria as the Board of Directors may determine from time to time. While the company is listed on the OTCBB, the Board believes that the definition of “independence” adopted by the NASDAQ Stock Market (NASDAQ Stock Market Rule 4200) is the appropriate standard by which to measure the independence of board members. The Director Independence Standards is set forth below.

DEFINITION OF INDEPENDENCE

The Board of Directors of Global Aircraft Solutions, Inc. has adopted the following Director Independence Standards to assist the Board in determining the independence of a director. To be considered “independent,” the Board must affirmatively determine that the director has no material relationship with the Company. In each case, the Board shall broadly consider all relevant facts and circumstances, including the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. The Board shall also consider such other criteria as the Board may determine from time to time.

1) In no event will a director be considered “independent” if such director fails to qualify as an “independent director” under Rule 4200 of NASDAQ. In addition, a director will not be independent if, within the preceding three years: (i) the director was employed by the Company; (ii) an immediate family member of the director was employed by the Company; (iii) the director receives, or an immediate family member receives, more than $60,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); (iv) the director was employed by or affiliated with the Company’s independent auditor; (v) an immediate family member of the director was employed as a partner, principal or manager, or employed in any other professional capacity, by the Company’s independent auditor; or (vi) a Company executive officer served on the compensation committee of a company which employed the director, or which employed an immediate family member of the director, as an executive officer.

2) In addition to the relationships described in paragraph 1, audit committee members may not (i) directly or indirectly accept any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries or (ii) be an affiliated person of the Company or any of its subsidiaries. Audit committee members may receive directors’ fees, in the form of cash, stock, stock units, stock options or other consideration ordinarily available to directors, as well as regular benefits that other directors receive.

3)   The following commercial and charitable relationships will not be considered to be material relationships that would impair a director’s independence: (i) if a Company director is an executive officer or employee of another company that, during any of the past three years, made payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, is less than $1 million or two percent, whichever is greater, of such other company’s annual consolidated gross revenues; (ii) if an immediate family member of a Company director is an executive officer of another company that, during any of the past three years, made payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, is less than $1 million or two percent, whichever is greater, of such other company’s annual consolidated gross revenues; (iii) if a Company director, or an immediate family member of such director, is an executive officer of another company which is indebted to the Company in an amount which is less than five percent of such other company’s total consolidated assets; and (iv) if a Company director, or an immediate family member of such director, serves as an officer, director or trustee of a foundation, university, charitable or other not for profit organization, and the Company’s, or the Company’s Foundation’s discretionary charitable contributions (the Company’s Foundation matching of employee charitable contributions will not be included in the amount of the Foundation’s contributions for this purpose) to the organization, in the aggregate, are less than $200,000 or five percent, whichever is greater, of that organization’s latest publicly available annual consolidated gross revenues.

4) For relationships not covered by the categorical standards in paragraphs 1 and 3, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors who satisfy the standards set forth in paragraphs 1 and 3. The Company will explain in the next proxy statement the basis for any board determination that a relationship is immaterial despite the fact that it does not meet the categorical standards set forth in paragraphs 1 and/or 3 above.

The Board shall undertake an annual review of the independence of all directors. In advance of the meeting at which this review occurs, each director shall be asked to provide the Board with full information regarding the director’s (including immediate family members’) business, charitable and other relationships with the Company to enable the Board to evaluate the director’s independence.

Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent”. This obligation includes all business, charitable and other relationships between directors (including immediate family members) and the Company and its affiliates.

For purposes of these Director Independence Standards, “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

Application of Independence Standards

During the Board of Directors’ annual review of director independence, the Board of Directors considers transactions, relationships and arrangements between each director or an immediate family member of the director and Global, HAT, WJ, HATSACV and GALP. The Board of Directors also considers transactions, relationships and arrangements between each director or an immediate family member of the director and either Global, HAT, WJ, HATSACV and GALP senior management.

Early this year, the Board of Directors performed its annual director independence review for 2008. As part of this review, the Board of Directors considered transactions relationships and arrangements between each director or immediate family member of each director of either Global, HAT, World Jet, HAT S.A. de C.V and GALP senior management.

As a result of this review, the Board of Directors determined that four (4) of our seven (7) current directors and five (5) of our eight (8) director nominees are independent, and one (1) of two (2) members of the Audit Committee are independent and two (2) of three (3) members for each of the Compensation and the Nominating and Corporate Governance Committee are independent. The Board of Directors determined that Mr. Siegel, Mr. Dau, Mr. Raff, Mr. Hannley and Mr. Ewing meet these standards and are independent. Mr. Herman, Mr. Sawyer and Mr. Hamilton are not considered to be independent because of their positions as an employee, President and Chief Executive Officer of Global respectively.

Compensation of Directors

The Company has employment agreements with Ian Herman, Gordon Hamilton and John Sawyer. Each provides for the payment of a base salary with increases in base salary based upon the company’s net profit performance and for bonus and/or stock compensation based on performance. Mr. Herman, Mr. Sawyer and Mr. Hamilton, as employees of the Company, receive no additional pay, compensation or benefits for serving as directors.

Directors Seymour Siegel , Michael Hannley, Brent Dau, and Kenneth Raff each receive an annual retainer of $20,000.00, options to purchase 10,000 shares of Company common stock awarded annually on the first date of service and vesting at the conclusion of each year of service at an exercise price equivalent to the market value of the common stock of the Company on the date of issue, a signing bonus of 10,000 shares of Company common stock, and 10,000 shares of Company common stock at the conclusion of each year of service.

If a director who is not an officer or employee of the Company also serves on a committee, that director also receives additional compensation as follows:

Audit Committee	$6,000.00 per annum and $1,000.00 per meeting

Compensation Committee	$4,000.00 per annum and $500.00 per meeting

In addition to the above stated compensation, all directors who are not officers or employees of the Company also receive $1,000 for every scheduled Board of Directors meeting, plus travel and incidental expense reimbursement.

Committees of the Board of Directors

The Board of Directors has four standing committees: Audit, Compensation, Nominating/Corporate Governance and Executive. The table below indicates the members of each Board committee:

Name	Audit	Compensation	Nom./Corp, Gov.	Executive

Ian Herman				X
Gordon Hamilton				X
John Sawyer				X
Seymour Siegel	Chair	X
Michael Hanley	X	Chair	X
Brent Dau	X	X	Chair
Kenneth Raff			X	Chair

Audit Committee

The Audit Committee recommends to the Board the firm to be selected each year as independent certified public accountants to the Company and auditors of the Company’s financial statements. The Audit Committee also has responsibility for (i) reviewing the scope and results of the audit with the independent auditors, (ii) reviewing the Company’s financial condition and results of operations with management and the independent auditors, (iii) considering the adequacy of the Company’s internal accounting and control procedures and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors. The Audit Committee also reviews, at least once each year, the terms of all material transactions and arrangements between the Company and its affiliates. The members of the Audit Committee are Michael Hannley, Brent Dau, and Seymour Siegel. The Board of Directors has determined that Seymour Siegel satisfies the criteria as the financial expert on the Audit Committee. In addition, the Board of Directors has determined that Michael Hannley, Brent Dau and Seymour Siegel (i.e. all the members of the Audit Committee) are financially literate. The Audit Committee Report is set forth below. The Audit Committee Charter is attached hereto as Appendix A to this Proxy Statement and is available in print to any shareholder who requests a copy.

Audit Committee Report

Global’s Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of the Company’s independent auditors and the Company’s financial management and financial reporting procedures. The Audit Committee is comprised entirely of directors who meet the independence, financial experience and other requirements. The Audit Committee operates under a written charter adopted by the Board of Directors and which is attached as Appendix A to this Proxy Statement.

On January 9, 2006, the Audit Committee of the Board of Directors of the Company voted to dismiss Larry O’Donnell, CPA, P.C. as the Company's independent registered public accountant. Larry O’Donnell, CPA, P.C. was notified of the dismissal on January 9, 2006. This dismissal followed the Audit Committee's receipt of proposals from other independent auditors to audit the Company's consolidated financial statements for the fiscal year ended December 31, 2005. None of the reports of Larry O’Donnell, CPA, P.C. on the Company’s financial statements for the fiscal year 2004 or subsequent interim periods in 2005 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports did contain a going concern paragraph. During fiscal years 2004 and 2005 and through January 9, 2006 there have been no disagreements with Larry O’Donnell, CPA, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Larry O’Donnell, CPA, P.C. would have caused them to make reference thereto in their reports on the financial statements of the Company for such years.

On January 9, 2006, the Audit Committee of the Board of Directors of the Company engaged Epstein, Weber & Conover, PLC ("EWC") as the Conpany's independent auditors with respect to the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2005. The decision to engage EWC was made by the Audit Committee of the Board of Directors. Neither the Company nor someone on behalf of the Company consulted with EWC regarding any of the items listed in Item 304(a)(2) of Regulation SB.

Effective January 1, 2007, EWC, combined its practice with Moss Adams LLP ("Moss Adams") and therefore resigned as the independent registered public accounting firm for the Company. According to information provided to the Company, all of the partners of EWC have become partners of Moss Adams. Effective January 19, 2007, the Company engaged Moss Adams to act as the Company's principal independent accountant. The Audit Committee of the Board of Directors of the Company approved the decision to engage Moss Adams.

The reports of EWC on the Company's financial statements for the fiscal year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the fiscal year ended December 31, 2005, and in the subsequent interim periods through January 1, 2007, (1) there were no disagreements with EWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of EWC, would have caused EWC to make reference to the matter in its report and (2) there were no "reportable events" as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304").

During the fiscal year ended December 31, 2005, and during all subsequent periods through January 19, 2007, the Company did not consult Moss Adams regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement with its former accountants or a reportable event as those terms are defined in Item 304.

The Company requested that EWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of that letter, dated January 9, 2007, is filed as Exhibit 99.1 to the report on Form 8-K filed January 11, 2007.

On July 2, 2007, the Audit Committee of the Board of Directors of the Company voted to dismiss Moss Adams, LLP as the Company's independent registered public accountant. Moss Adams, LLP was notified of the dismissal on July 2, 2007. This dismissal followed the Audit Committee's search and receipt of proposals from other independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2007 and to begin a review of the Company’s interim financial statements on Form 10-Q beginning with the quarter ending June 30, 2007. None of the reports of Moss Adams, LLP on the Company’s financial statements for the year ended December 31, 2006 or the subsequent interim period through July 2, 2007 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Since the retention of Moss Adams, LLP on January 19, 2007, and through July 2, 2007 there have been no disagreements with Moss Adams, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure involving Moss Adams’ audit of the Company’s consolidated financial statements on Form 10-K for the fiscal year ended December 31, 2006 or a review of the Company’s financial statements on Form 10-Q for the quarter ended March 31, 2007, which disagreements if not resolved to the satisfaction of Moss Adams, LLP would have caused them to make reference thereto in their reports on the financial statements of the Company for such years. Except as stated below with respect to Jetglobal, LLC there were no "reportable events" as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304"). Management of the Company and the Company’s independent registered public accountants through July 2, 2007, Moss Adams LLP, determined a material weakness associated with its accounting for Jetglobal, LLC. The material weakness is related to lack of sufficient control over the accounting and financial reporting relative to the equity accounting for it 30% owned investee, Jetglobal, LLC. The Company had previously had no access to financial data of this entity and did not receive data from the joint venture partner, which resulted in a lack of control to detect errors should they occur and untimely preparation of the financial statements.

On July 2, 2007, the Audit Committee of the Board of Directors of the Company engaged Daszkal Bolton, LLP ("DB") as the Company's independent auditors with respect to the audit of the Company's consolidated financial statements for the fiscal year ending December 31, 2007 as well as reviewing all interim financial filings beginning with the quarter ending June 30, 2007. The decision to engage DB was made by the Audit Committee of the Board of Directors. Neither the Company nor someone on behalf of the Company consulted with DB regarding any of the items listed in Item 304(a)(1)(v) of Regulation S-K.

The Company's management has responsibility for preparing the Company's financial statements and is responsible for those financial statements. In this context, the Audit Committee has met with management, EWC and Moss Adams, LLP to review and discuss the Company's audited financial statements. The Audit Committee discussed with Company management the critical accounting policies applied by the Company in the preparation of its financial statements. These policies arise in conjunction with: revenue recognition; goodwill valuations; income tax expense and accruals and stock compensation expense. The Company's management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee discussed with EWC and Moss Adams, LLP the matters required to be discussed by the Statement on Auditing Standards No.61 (Communications with Audit Committees) and the Sarbanes-Oxey Act of 2002, and had the opportunity to ask EWC and Moss Adams, LLP questions relating to such matters. The discussions included the quality, and not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments, and the clarity of disclosures in the financial statements, The Audit Committee also discussed with Company management the process for certifications by the Company's Chief Executive Officer and Chief Financial Officer, which is required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission.

The Audit Committee reviewed with the Company's internal and independent auditors the overall scope and plans for their respective audits for fiscal years 2006 and 2007. The Audit Committee also received regular updates from the Company's independent auditor on internal control and business risks. The Audit Committee meets with the internal and independent auditors with and without management present, to discuss their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

The Audit Committee reviewed and discussed with EWC and Moss Adams, LLP their independence and, as part of that review, received the written disclosures and letter required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees) and by all relevant professional and regulatory standards relating to EWC’s and Moss Adams, LLP’s independence from the Company. The Audit Committee also reviewed and pre-approved all fees paid to the independent auditors. These fees are described in the next section of this Proxy Statement. The Audit Committee also considered whether EWC’s and Moss Adams, LLP’s provision of non-audit services to the Company was compatible with the auditors’ independence. The Audit Committee concluded that the independent auditors, EWC and Moss Adams, LLP, are independent from the Company and it’s management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission. Since EWC was purchased by and merged into Moss Adams, LLP, the Audit Committee retained Moss Adams, LLP as the Company's independent auditors for the fiscal year 2006, and the Audit Committee and the Board have recommended that shareholders ratify the appointment of Moss Adams, LLP as the Company's independent auditors for the fiscal year 2006 through July 2, 2007.

The Company, under the supervision and with the participation of its management, including the Chief Executive Officer/Chief Financial Officer, evaluated the effectiveness of the design and operation of the Company’s “disclosure controls and procedures”(as defined in rule 13a-15(e) under the Securities Exchange Act) as of the end of the period covered by this report. Based on that evaluation, the Chief Executive/Chief Financial Officer concluded that, except for the material weakness associated with the financial reporting for Jetglobal, LLC as set forth below, the Company’s disclosure controls and procedures are effective in timely making known material information relating the Company and the Company’s consolidated subsidiaries required to be disclosed in the Company’s reports filed or submitted under the Exchange Act. Other than management implementing changes to address the material weakness in financial reporting for Jetglobal, LLC, there has been no change in the Company’s internal control over financial reporting during the year ended December 31, 2006 and December 31, 2007 that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Management and Company's former independent registered public accountants, Moss Adams, LLP, have determined a material weakness associated with Jetglobal, LLC in its internal controls. The material weakness is related to lack of sufficient control over the accounting and financial reporting relative to the equity accounting for it’s 30% owned investee, Jetglobal, LLC. Management of the Company has informed the Audit Committee that, for this and other reasons, it has terminated the Company’s participation in Jetglobal in accordance with a Settlement Agreement with its joint venture partner BCI Aircraft Leasing. As part of the settlement process with BCI, the management of the Company prepared final financial reporting and accounting for Jetglobal. Our auditors for fiscal 2006, Moss Adams, LLP, have reviewed and approved these financial reports of Jetglobal

The Audit Committee

Michael Hannley Brent Dau Seymour Siegel - Chair

Audit and Non-Audit Fees

The following table represent aggregate fees billed to the Company for the years ended December 31, 2007 and 2006 by Moss Adams, L.L.P., the company’s former principal accounting firm, and for the year ended December 31, 2007 by, Daszkal Bolton, L.L.P., the Company’s current principal accounting firm.

	Year Ended December 31,
	2007	2006
Audit Fees	$189,317	$63,020
Audit-related Fees (a)	100,364	25,305
Tax Fees (b)	55,883	7,830
All Other Fees (c)	3,950	685
Total Fees (d)	$349,514	$96,840

(a)	Primarily audit services for acquisitions and review services

(b)	Primarily tax returns, advice and planning

(c)	Primarily advisory services relating to compliance with reporting requirements

(d)	All fees have been approved by the Audit Committee. All work was performed by the principal accounting firm’s full-time permanent employees.

The Audit Committee has considered whether performance of services other than audit services is compatible with maintaining the independence of Daszkal Bolton, L.L.P.

In 2004, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company. The policy requires that all services Daszkal Bolton L.L.P., the Company’s independent registered public accountant, may provide to the Company, including audit services and permitted audit-related and non-audit pre-approved by the Committee

Compensation Committee

The Compensation Committee reviews key employee compensation policies, plans, and programs; monitors performance and compensation of Company officers and other key employees; prepares recommendations and periodic reports to the Board concerning such matters; and administers the Company’s various compensation plans. The members of the Compensation Committee are Brent Dau, Seymour Siegel, and Michael Hannley - Chair.

Compensation Committee Report

There are three main compensation components for executive officers of the Company: (1) base salary; (2) bonuses paid; and (3) stock or incentive or non-qualified stock options granted under the Company’s (i) 2002 Compensatory Stock Option Plan; or (ii) the existing 2003 Employee Stock Compensation Plan and proposed 2008 Stock Compensation Plan. The Compensation Committee oversees these compensation and stock based programs. The Board approves all compensation actions regarding the Chief Executive Officer (“CEO”) and all other executive officers. The Committee is composed entirely of independent members of the Board.

Base salaries of executive officers are initially set, and from time to time adjusted, to be competitive with those being paid by other area and industry companies to attract executives with comparable responsibilities and experience. The Compensation Committee of the Board of Directors normally recommends, and the Board determines, the base salary of each executive officer of the Company. The Board will be working with outside, independent consultants in establishing the compensation and equity-based programs provided to the CEO, other executive officers and employees of the Company.

Executive officers are eligible to receive increases in base salary based upon the Company’s net profit performance and annual cash bonuses based upon the executives individual performance. The Executive Officer’s performance is subject to an evaluation process that involves objective as well as subjective criteria.

Based on these criteria, the Company awarded the following bonuses to executive officers in the year ended December 31, 2006:

1)	John B. Sawyer -	$80,000.00
2)	Ian Herman -	$40,000.00

Based on these criteria, the Company awarded no bonuses to executive officers in the year ended December 31, 2007:

Executives generally receive the same healthcare benefits as other employees. Medical benefits are the same for all participants in the Company’s health care program.

Executive compensation for fiscal 2006 and 2007 has been paid as set forth in the Executive Compensation Table at page 23 and 25 of this Proxy Statement and in accordance with the Employments Agreements described at pages 20, 27 and 28 of this Proxy Statement.

On July 28, 2008, Mr. Ian Herman tendered his resignation from the position of Chief Executive Officer of the Company effective July 28, 2008. Mr. Herman’s resignation does not involve any disagreement on any matter relating to the Company’s operations, policies or practices. Mr. Herman will continue to serve the Company as a Director and as an employee.

On July 28, 2008, the Board of Directors has appointed Gordon Hamilton as Chief Executive Officer of the Company effective immediately. Mr. Hamilton has been a member of the Board of the Company since January 2004 and has been the Chief Executive Officer of the Company’s two operating subsidiaries, Hamilton Aerospace Technologies, Inc. and World Jet Corporation, since January 1, 2008.

Mr. Hamilton is the son of Hamilton Aviation founder, Gordon B. Hamilton. Mr. Hamilton joined Hamilton Aviation full time as Vice President, Marketing after graduating with honors from the University of Chicago in 1978 with a BA in Tutorial Studies. Mr. Hamilton became President and Chief Executive Officer of Hamilton Aviation in 1993; a position that he held until joining Hamilton Aerospace in 2003.

Employment Agreements Gordon Hamilton, CEO

Mr. Hamilton’s employment agreement (“Agreement”) is for an initial term of three (3) years beginning July 28, 2008 and shall automatically renew for successive one (1) year periods upon each anniversary unless, not later than 60 days prior to any renewal date, either the Company or Mr. Hamilton provides written notice that it does not intend to renew the Agreement. Pursuant to the Agreement, Mr. Hamilton will receive a base annual salary of $310,000.00, subject to annual review. In addition, Mr. Hamilton voluntarily agrees to set aside and invest, on an after-tax basis, a minimum of Twenty Percent (20%) of his Base Salary to purchase Company common stock. Said 20% Base Salary set-aside shall occur progressively as Base Salary payments are received by Mr. Hamilton, and shall be utilized to purchase shares of Company common stock as soon as practicable thereafter based upon SEC insider trading regulations and/or the restrictions and regulations of any FINRA-approved deferred income program in which Mr. Hamilton may chose to participate. Mr. Hamilton further agrees not to sell any shares of Company common stock acquired under the terms of this Voluntary Equity Participation clause until after termination of this Agreement.

Pursuant to the Agreement, Mr. Hamilton will also be eligible for discretionary cash and/or stock bonuses as determined from time to time by the Board of Directors.

Pursuant to the Agreement, Mr. Hamilton is also eligible to participate in the Company’s health and welfare benefit plans; paid vacation; and participation in any stock option plan, stock purchase plan or any similar incentive plan based all or in part on the Company’s equity securities.

John Sawyer, President of Company and CEO of Wholly Owned Aircraft Trading Facility

On July 28, 2008, the Company’s Board also authorized the formation of a wholly owned subsidiary to manage all aircraft trading activities, and appointed current president of Global Aircraft Solutions, John B. Sawyer as the Chief Executive Officer of the newly formed aircraft trading subsidiary. Mr. Sawyer will also maintain his current position as President of Global Aircraft Solutions.

Mr. Sawyer’s employment agreement (“Sawyer Agreement”) covers both positions of President of the Company and CEO of the aircraft trading subsidiary. The Sawyer Agreement is for an initial term of three (3) years beginning July 28, 2008 and shall automatically renew for successive one (1) year periods upon each anniversary unless, not later than 60 days prior to any renewal date, either the Company or Mr. Sawyer provides written notice that it does not intend to renew the Agreement. Pursuant to the Sawyer Agreement, Mr. Sawyer will receive a base annual salary of $377,500.00, subject to annual review. In addition, Mr. Sawyer voluntarily agrees to set aside and invest, on an after-tax basis, a minimum of Ten Percent (10%) of his Base Salary to purchase Company common stock. Said 10% Base Salary set-aside shall occur progressively as Base Salary payments are received by Executive, and shall be utilized to purchase shares of Company common stock as soon as practicable thereafter based upon SEC insider trading regulations and/or the restrictions and regulations of any FINRA-approved deferred income program in which Executive may chose to participate. Executive further agrees not to sell any shares of Company common stock acquired under the terms of this Voluntary Equity Participation clause until after termination of this Agreement.

Pursuant to the Agreement, Mr. Sawyer will also be eligible for discretionary cash and/or stock bonuses as determined from time to time by the Board of Directors.

Pursuant to the Agreement, Mr. Sawyer is also eligible to participate in the Company’s health and welfare benefit plans; paid vacation; and participation in any stock option plan, stock purchase plan or any similar incentive plan based all or in part on the Company’s equity securities.

Each of these employment agreements is terminable by the Company with or without cause and by the named executive officer upon the occurrence of certain events, including a change in control of the Company, and a change in the named executive officer’s responsibilities.

The foregoing report is provided by the Compensation Committee of the Board of Directors, consisting of Seymour Siegel, Brent Dau and Michael Hannley - Chair.

COMPENSATION DISCUSSION AND ANALYSIS

Objectives. We design our compensation programs to maintain a performance and achievement-oriented environment throughout our company. We also design our compensation programs to attract, hire, retain and motivate talented and skilled individuals at all levels of our company. We have designed our executive compensation program with these same goals in mind.

Generally, we want to pay our executives compensation that is competitive in the marketplace. We review the median compensation paid to executives at other comparable aviation companies. We use this information as a starting point to set compensation levels for our executives. When setting compensation levels, we also take into account other factors such as the level of responsibility of the executive, the performance of the executive, the experience and tenure of the executive, the compensation of the executive compared to the compensation of other key salaried employees, and the performance of our company and our business units. In order to build a viable and commercially competitive company, our executive officers have historically agreed to accept less than the market rate for executives at similar companies.

Since our stock is traded on the OTCBB, which does not define director independence nor provide for corporate governance standards, the Company has elected to adopt corporate governance and independence standards in accordance with the standards promulgated by NASDAQ

The Compensation Committee. The Compensation Committee assists our Board of Directors in fulfilling our Board's oversight responsibilities to administer our executive compensation program and each member of the Committee is independent as defined in the corporate governance listing standards of the NASDAQ and our director independence standards.

The Committee reports to the Board of Directors on all compensation matters regarding our executives and other key salaried employees. The Committee annually reviews and approves the compensation (including annual base salary, annual cash incentive compensation, long-term incentive compensation and other employee benefits) for our executives and other key salaried employees. You may learn more about the Committee's responsibilities by reading the Committee's Charter, which is available in the "Corporate Governance" section of our website at www.globalaircraftsolutions.com.

Components of Compensation. The major components of our executive compensation program are the following:

o	Competitive base salaries which reflect, in part, individual performance;

o	Additional annual cash incentive compensation based on the achievement of financial and other performance goals;

o	Stock-based incentive compensation through the granting of stock options and performance-based restricted and S-8 stock; and

o	Other employee benefits, including perquisites.

The 2006 and 2007 Summary Compensation Table sets forth amounts for these components that we paid to our Chairman and Chief Executive Officer, our President, our Chief Financial Officer and our three other highest paid executives for 2006 and 2007. We refer to these executives as our named executives.

We compensate our executives principally by using a combination of short-term compensation (salary and annual cash incentive compensation) and long-term compensation (stock options, restricted stock and S-8 Stock). We determine the mix of short-term and long-term compensation by using market compensation information. Accordingly, we do not have a specific policy for the allocation of compensation between short-term and long-term compensation or cash and equity compensation. We tie our annual cash incentive compensation and long-term incentive compensation to the achievement of performance goals or to the value of our common stock. We believe it is important that a portion of our executives' incentive compensation is dependent upon the price of our common stock in order to align the interests of our executives with the interests of our shareholders. However, since the price of our common stock is subject to some factors outside of the control of our company and our executives, we believe it is also important that a portion of an executive's incentive compensation be tied to performance goals relating to the operations of our company. We select performance goals that we believe help to drive our business and create value for our shareholders.

Our Starting Point. We offer our executives annual base salaries, annual cash incentive compensation, long-term incentive compensation and other employee benefits that are intended to be competitive with those offered at similar aviation repair, maintenance, modification and sales companies. We review compensation paid at these companies because their business activities make them most comparable to us. Most of our direct competitors are larger companies, so we use their executive compensation figures as a starting point and then adjust downward for size. We also believe these companies likely compete with us for executive talent. These companies change from time to time. We may also use general compensation surveys sponsored by nationally recognized compensation consulting firms to assist us in making compensation decisions.

These peer companies included:

AAR

TIMCO

Tramco

In January 2007, we increased Mr. Sawyer's base salary to $340,000.00. Prior to setting Mr. Sawyer's new compensation, we compiled additional market compensation information for presidents of similarly situated companies. We discovered that the median amount of salary, annual cash incentive compensation, long-term incentive compensation and total direct compensation paid to presidents at: (a) the peer companies was in excess of $1,000,000. Using this information, we established an appropriate compensation package for Mr. Sawyer.

In July 2008 we entered into new employment agreements with (i) Mr. Hamilton as a consequence of his appointment as the new Chief executive Officer of the Company; (ii) Mr. Sawyer as a consequence of Mr. Sawyer being appointed to serve as CEO of the Company’s new subsidiary for aircraft trading as well as maintaining his duties as president of the Company; and (iii) Mr. Herman as a consequence of Mr. Herman resigning as CEO but agreeing to stay on as an employee of the Company. A detailed synopsis of both employment agreements for Mr. Hamilton and Mr. sawyer is set forth below. The compensation packages for both Mr. Hamilton and Mr. Sawyer were based on compensation information for persons in similarly situated positions in similar companies in the industry.

Use of Total Compensation Evaluations. When approving changes in compensation for our named executives, we also prepare Total Compensation Evaluations for each executive. These Evaluations set forth the dollar amounts of all components of each named executive's current compensation, including salary, annual cash incentive compensation, long-term incentive compensation, retirement and savings programs, health and welfare programs and other executive benefits, including perquisites. These Evaluations allow the Committee and management to review how a change in the amount of each compensation component affects each named executive's total compensation and to review each named executive's total compensation in the aggregate. Based upon the review of the Evaluations, the Committee determined the total compensation, in the aggregate, for our named executives to be reasonable and not excessive.

Base Salary. We pay salaries to our employees to provide them with a base compensation for the day-to-day performance of their job responsibilities. We assign pay grades to salaried positions at our company. Each pay grade has a salary range. When assigning a pay grade for an executive position, we review the salary range against size-adjusted median base salaries at the peer companies based upon the position and level of responsibility. The Committee reviews salary grades for our executives annually and makes adjustments to these grades as deemed necessary or appropriate to maintain competitiveness. Once we determine a range, we set salary levels within the range based upon other factors, including the executive's performance, experience and tenure in his particular position.

Annual salary increases are based on the overall annual salary budget guidelines for our company and an evaluation of the executive's performance. As part of our annual budget process, we review our overall salary structure to ensure that it remains competitive. Each executive undergoes a performance review. The executive's performance for the prior year is reviewed by his direct supervisor or, with respect to the performance of the Chairman and Chief Executive Officer, the President and Chief Financial Officer by the Committee. The Committee reviews and approves the base salary of each executive annually and at other times in connection with any promotion or other change in responsibility.

SUMMARY COMPENSATION TABLE FOR 2006

							Change in
							Pension
							Value and
							Non-qualified
						Non-equity	Deferred
Name and				Stock	Option	Incentive Plan	Compensation	All Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation
Position	Year	$	$	$	$	$	$	$	Total $

Ian Herman,	2006	150,967	40,000					5,000	195,967
Chairman &
CEO

Govindarajan	2006	84,523	20,000	59,375				27,485	191,383
Sankar, CFO*

John B	2006	237,500	80,000					25,000	342,500
Sawyer,
President &
COO

Phil Watkins	2006	117,731	10,000	24,000					151,731
COO @
World Jet

Alan Abate,	2006	124,077	12,500						136,577
Sr. VP
Administration
@ HAT

David Querio,	2006	117,653	12,500					5,000	134,153
COO
Maintenance
@ HAT

*Assumed position June 1, 2006, annual salary $150,000. (Prior to Mr. Sankar, Ian Herman served jointly as CEO and CFO).

OPTION/SAR GRANTS IN FISCAL YEAR 2006
Individual Grants
(a)	(b)	(c)	(d)	(e)
Name	Number of Securities	% of Total	Exercise or Base Price	Expiration Date
	Underlying	Options/SAR’s	($/Sh)
	Options/SAR's Granted	Granted to Employees
		in Fiscal Year

Seymour Siegel	10,000	33.3	$1.03	5/27/2011
Alfredo Mason	10,000	33.3	$1.03	5/27/2011
Lawrence Mulcahy	10,000	33.3	$1.03	5/27/2011

AGGREGATED OPTION’SAR EXERCISES IN FISCAL YEAR 2006 and
FISCALYEAR-END OPTION/SAR VALUES

(a)	(b)	(c)	(d)	(e)
Name	Shares Acquired on	Value Realized ($)	Exercisable	Unexercisable
	Exercise

Ian Herman	None	N/A	133,334	N/A
John B. Sawyer	None	N/A	766,666	N/A
Seymour Siegel	None	N/A	10,000	N/A
Alfredo Mason	None	N/A	10,000	N/A
Lawrence Mulcahy	None	N/A	10,000	N/A

SUMMARY COMPENSATION TABLE FOR 2007

								Change in
								Pension
								Non-qualified
							Non-equity	Deferred
Name and					Stock	Option	Incentive Plan	Compensation	All Other
Principal		Salary	Bonus		Awards	Awards	Compensation	Earnings	Compensation
Position	Year	$	$		$	$	$	$	$	Total $

Ian Herman	2007	165,577	50,000	*					3,000	218,577
Chairman &
CEO

John B.	2007	339,997	95,000	*					22,000	456,997
Sawyer,
President &
COO

Alan Abate,	2007	134,991	17,500	*	120,000					272,491
Sr. VP
Administration
@ HAT

*Awarded in 2007 for 2006.

OPTION/SAR GRANTS IN 2007 FISCAL YEAR
Individual Grants
(a)	(b)	(c)	(d)	(e)
Name	Number of Securities	% of Total	Exercise or Base	Expiration Date
	Underlying	Options/SAR’s	Price ($/Sh)
	Options/SAR's	Granted to Employees
	Granted	in Fiscal Year

-
Seymour Siegel	10,000	100	$1.05	3/07/2012

AGGREGATED OPTION’SAR EXERCISES IN 2007 FISCAL YEAR and FISCALYEAR-END OPTION/SAR VALUES

(a)	(b)	(c)	(d)	(e)
Name	Shares Acquired on	Value Realized ($)	Exercisable	Unexercisable
	Exercise

Ian Herman	None	N/A	133,334	N/A
John B. Sawyer	None	N/A	766,666	N/A
Seymour Siegel	None	N/A	20,000	N/A
Alfredo Mason	None	N/A	10,000	N/A
Lawrence Mulcahy	None	N/A	10,000	N/A

2002 Compensatory Stock Option Plan

Global has adopted the 2002 Compensatory Stock Option Plan for officers, employees, directors and advisors (the "2002 CSO Plan"). The shareholders have not yet approved this plan however, under our by-laws the directors are empowered to issue options and shares under the plan. Global has reserved a maximum of 3,000,000 Common Shares to be issued upon the exercise of options granted under the 2002 CSO Plan. The 2002 CSO Plan will not qualify as an "incentive stock option" plan under Section 422A of the Internal Revenue Code of 1986, as amended. The Board of Directors or other plan administrator will grant options under the 2002 CSO Plan at exercise prices to be determined. With respect to options granted pursuant to the 2002 CSO Plan, optionees will not recognize taxable income upon the grant of options granted at or in excess of fair market value. Global will be entitled to a compensating deduction (which it must expense) in an amount equal to any taxable income realized by an optionee as a result of exercising the option. The Board of Directors administers the 2002 CSO Plan. Options to purchase an aggregate of 1,035,000 shares of Global common stock have been granted under the 2002 CSO Plan Options to purchase 930,000 shares were outstanding at December 31, 2006.

2003 Employee Stock Compensation Plan

Global has adopted the 2003 Employee Stock Compensation Plan for officers, employees, directors and advisors (the "2002 ESC Plan"). The shareholders have not yet approved this plan however, under our by-laws the directors are empowered to issue options and shares under the plan. Global has reserved a maximum of 5,000,000 Common Shares to be issued upon the grant of awards under the ESC Plan. Employees will recognize taxable income upon the grant of Common Stock equal to the fair market value of the Common Stock on the date of the grant and Global will recognize a compensating deduction at such time. The Board of Directors administers the ESC Plan. 4,657,000 shares of Common Stock available under the ESC Plan have been awarded and 4,657,500 shares had been issued at December 31, 2006.

Compensation of Directors

On March 27, 2006, the Compensation Committee agreed that as of the next ratification of the Board of Directors of the shareholders all outside directors shall receive uniform compensation. All outside directors shall receive a onetime award of 10,000 shares plus options for 10,000 shares upon their election. Thereafter, each shall receive an additional award of 10,000 shares plus options for 10,000 shares upon successful completion of each year of service. In addition to the award shares each member shall receive an annual retainer of $20,000. Each Audit Committee member shall receive an additional annual retainer of $6,000, while each Compensation Committee member shall receive an additional annual retainer of $4,000. All Board members shall be paid a fee of $1,000 for each scheduled meeting attended. Audit committee members will be paid a fee of $1,000 for each scheduled Audit Committee meeting attended. Compensation Committee members shall be paid a fee of $500 for each scheduled Compensation Committee meeting attended.

Employment Agreements

Gordon Hamilton, CEO

Mr. Hamilton’s employment agreement (“Agreement”) is for an initial term of three (3) years beginning July 28, 2008 and shall automatically renew for successive one (1) year periods upon each anniversary unless, not later than 60 days prior to any renewal date, either the Company or Mr. Hamilton provides written notice that it does not intend to renew the Agreement. Pursuant to the Agreement, Mr. Hamilton will receive a base annual salary of $310,000.00, subject to annual review. In addition, Mr. Hamilton voluntarily agrees to set aside and invest, on an after-tax basis, a minimum of Twenty Percent (20%) of his Base Salary to purchase Company common stock. Said 20% Base Salary set-aside shall occur progressively as Base Salary payments are received by Mr. Hamilton, and shall be utilized to purchase shares of Company common stock as soon as practicable thereafter based upon SEC insider trading regulations and/or the restrictions and regulations of any FINRA-approved deferred income program in which Mr. Hamilton may chose to participate. Mr. Hamilton further agrees not to sell any shares of Company common stock acquired under the terms of this Voluntary Equity Participation clause until after termination of this Agreement.

Pursuant to the Agreement, Mr. Hamilton will also be eligible for discretionary cash and/or stock bonuses as determined from time to time by the Board of Directors.

Pursuant to the Agreement, Mr. Hamilton is also eligible to participate in the Company’s health and welfare benefit plans; paid vacation; and participation in any stock option plan, stock purchase plan or any similar incentive plan based all or in part on the Company’s equity securities.

John Sawyer President of Company and CEO of Wholly Owned Aircraft Trading Facility

On July 28, 2008, the Company’s Board also authorized the formation of a wholly owned subsidiary to manage all aircraft trading activities, and appointed current president of Global Aircraft Solutions, John B. Sawyer as the Chief Executive Officer of the newly formed aircraft trading subsidiary. Mr. Sawyer will also maintain his current position as President of Global Aircraft Solutions.

Mr. Sawyer’s employment agreement (“Sawyer Agreement”) covers both positions of President of the Company and CEO of the aircraft trading subsidiary. The Sawyer Agreement is for an initial term of three (3) years beginning July 28, 2008 and shall automatically renew for successive one (1) year periods upon each anniversary unless, not later than 60 days prior to any renewal date, either the Company or Mr. Sawyer provides written notice that it does not intend to renew the Agreement. Pursuant to the Sawyer Agreement, Mr. Sawyer will receive a base annual salary of $377,500.00, subject to annual review. In addition, Mr. Sawyer voluntarily agrees to set aside and invest, on an after-tax basis, a minimum of Ten Percent (10%) of his Base Salary to purchase Company common stock. Said 10% Base Salary set-aside shall occur progressively as Base Salary payments are received by Executive, and shall be utilized to purchase shares of Company common stock as soon as practicable thereafter based upon SEC insider trading regulations and/or the restrictions and regulations of any FINRA-approved deferred income program in which Executive may chose to participate. Executive further agrees not to sell any shares of Company common stock acquired under the terms of this Voluntary Equity Participation clause until after termination of this Agreement.

Pursuant to the Agreement, Mr. Sawyer will also be eligible for discretionary cash and/or stock bonuses as determined from time to time by the Board of Directors.

Pursuant to the Agreement, Mr. Sawyer is also eligible to participate in the Company’s health and welfare benefit plans; paid vacation; and participation in any stock option plan, stock purchase plan or any similar incentive plan based all or in part on the Company’s equity securities.

Each of these employment agreements is terminable by the Company with or without cause and by the named executive officer upon the occurrence of certain events, including a change in control of the Company, and a change in the named executive officer’s responsibilities.

PROPOSAL AND PROXY ITEM NO. 2 — RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL 2006 THROUGH JULY 2, 2007.

On January 9, 2006, the Audit Committee of the Board of Directors of the Company engaged Epstein, Weber & Conover, PLC ("EWC") as the Company's independent auditors with respect to the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2005. The decision to engage EWC was made by the Audit Committee of the Board of Directors. Neither the Company nor someone on behalf of the Company consulted with EWC regarding any of the items listed in Item 304(a)(2) of Regulation SB.

Effective January 1, 2007, EWC, combined its practice with Moss Adams LLP ("Moss Adams") and therefore resigned as the independent registered public accounting firm for the Company. According to information provided to the Company, all of the partners of EWC have become partners of Moss Adams. Effective January 19, 2007, the Company engaged Moss Adams to act as the Company's principal independent accountant. The Audit Committee of the Board of Directors of the Company approved the decision to engage Moss Adams.

The reports of EWC on the Company's financial statements for the fiscal year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the fiscal year ended December 31, 2005, and in the subsequent interim periods through January 1, 2007, (1) there were no disagreements with EWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of EWC, would have caused EWC to make reference to the matter in its report and (2) there were no "reportable events" as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304").

During the fiscal year ended December 31, 2005, and during all subsequent periods through January 19, 2007, the Company did not consult Moss Adams regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement with its former accountants or a reportable event as those terms are defined in Item 304.

The Company requested that EWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of that letter, dated January 9, 2007, is filed as Exhibit 99.1 to the report on Form 8-K filed January 11, 2007.

On July 2, 2007, the Audit Committee of the Board of Directors of the Company voted to dismiss Moss Adams, LLP as the Company's independent registered public accountant. Moss Adams, LLP was notified of the dismissal on July 2, 2007. This dismissal followed the Audit Committee's search and receipt of proposals from other independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2007 and to begin a review of the Company’s interim financial statements on Form 10-Q beginning with the quarter ending June 30, 2007. None of the reports of Moss Adams, LLP on the Company’s financial statements for the year ended December 31, 2006 or the subsequent interim period through July 2, 2007 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Since the retention of Moss Adams, LLP on January 19, 2007, and through July 2, 2007 there have been no disagreements with Moss Adams, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure involving Moss Adams’ audit of the Company’s consolidated financial statements on Form 10-K for the fiscal year ended December 31, 2006 or a review of the Company’s financial statements on Form 10-Q for the quarter ended March 31, 2007, which disagreements if not resolved to the satisfaction of Moss Adams, LLP would have caused them to make reference thereto in their reports on the financial statements of the Company for such years. Except as stated below with respect to Jetglobal, LLC there were no "reportable events" as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304"). Management of the Company and the Company’s independent registered public accountants through July 2, 2007, Moss Adams LLP, determined a material weakness associated with its accounting for Jetglobal, LLC. The material weakness is related to lack of sufficient control over the accounting and financial reporting relative to the equity accounting for it 30% owned investee, Jetglobal, LLC. The Company had previously had no access to financial data of this entity and did not receive data from the joint venture partner, which resulted in a lack of control to detect errors should they occur and untimely preparation of the financial statements.

On July 2, 2007, the Audit Committee of the Board of Directors of the Company engaged Daszkal Bolton, LLP ("DB") as the Company's independent auditors with respect to the audit of the Company's consolidated financial statements for the fiscal year ending December 31, 2007 as well as reviewing all interim financial filings beginning with the quarter ending June 30, 2007.

At the meeting for which proxies are being solicited, the Company will ask stockholders to ratify the Board’s appointment of Moss Adams, LLP as the independent registered public accounting firm of the Company for fiscal year 2006 and through July 2, 2007.

No representatives of Moss Adams, LLP are expected to be present at the Annual Meeting.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for ratification of Moss Adams, LLP as Global’s independent registered public accounting firm for fiscal year 2006 through July 2, 2007.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MOSS ADAMS, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006 THROUGH JULY 2, 2007.

PROPOSAL AND PROXY ITEM NO. 3 — RATIFICATION OF THE APPOINTMENT OF DASZKAL BOLTON, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY AS OF JULY 2, 2007.

On July 2, 2007, the Audit Committee of the Board of Directors of the Company voted to dismiss Moss Adams, LLP as the Company's independent registered public accountant. Moss Adams, LLP was notified of the dismissal on July 2, 2007. This dismissal followed the Audit Committee's search and receipt of proposals from other independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2007 and to begin a review of the Company’s interim financial statements on Form 10-Q beginning with the quarter ending June 30, 2007. None of the reports of Moss Adams, LLP on the Registrant’s financial statements for the year ended December 31, 2006 or the subsequent interim period through the date of this filing contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Since the retention of Moss Adams, LLP on January 19, 2007, and through July 2, 2007 there have been no disagreements with Moss Adams, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure involving Moss Adams’ audit of the Company’s consolidated financial statements on Form 10-K for the fiscal year ended December 31, 2006 or a review of the Company’s financial statements on Form 10-Q for the quarter ended March 31, 2007, which disagreements if not resolved to the satisfaction of Moss Adams, LLP would have caused them to make reference thereto in their reports on the financial statements of the Company for such years. Except as stated below with respect to Jetglobal, LLC there were no "reportable events" as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304"). Management of the Company and the Company’s independent registered public accountants through July 2, 2007, Moss Adams LLP, determined a material weakness associated with its accounting for Jetglobal, LLC. The material weakness is related to lack of sufficient control over the accounting and financial reporting relative to the equity accounting for it 30% owned investee, Jetglobal, LLC. The Company had previously had no access to financial data of this entity and did not receive data from the joint venture partner, which resulted in a lack of control to detect errors should they occur and untimely preparation of the financial statements.

On July 2, 2007, the Audit Committee of the Board of Directors of the Company engaged Daszkal Bolton, LLP ("DB") as the Company's independent auditors with respect to the audit of the Company's consolidated financial statements for the fiscal year ending December 31, 2007 as well as reviewing all interim financial filings beginning with the quarter ending June 30, 2007. The decision to engage DB was made by the Audit Committee of the Board of Directors. Neither the Company nor someone on behalf of the Company consulted with DB regarding any of the items listed in Item 304(a)(1)(v) of Regulation S-K.

The Company requested that DB furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company. A copy of that letter, dated July 2, 2007, is filed as Exhibit 16.1 to the report on Form 8-K filed July 8, 2007.

At the meeting for which proxies are being solicited, the Company will ask stockholders to ratify the Board’s appointment of Daszkal Bolton, LLP as the new independent registered public accounting firm of the Company for as of July 2, 2007.

No representatives of Daszkal Bolton, LLP are expected to be present at the Annual Meeting.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for ratification of Daszkal Bolton, LLP as Global’s new independent registered public accounting firm as of July 2, 2007.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DASZKAL BOLTON, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS OF JULY 2, 2007.

PROPOSAL AND PROXY ITEM NO. 4 — APPROVAL OF PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Board has determined that it is in the best interest of the Shareholders and the Company to amend Paragraph Sixth Subsection (c) to provide that the election of a member of the Board of Directors requires a majority of votes of the shares represented in person or by proxy at any such meeting and if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors and to amend Paragraph Seventh Subsection (a) of the Amended and Restated Articles of Incorporation of the Company to provide that the election of a member of the Board of Directors requires a majority of votes of the shares represented in person or by proxy at any such meeting instead of the current plurality voting requirement. These amendments to the Articles of Incorporation would be consistent with the amendments to the Company’s Amended and Restated Bylaws voted upon and approved by the Board of Directors at a meeting on July 28, 2008.

These Sections of the Amended and Restated Articles of Incorporation currently read as follows:

Paragraph SIXTH

(c) Vote Required

Any action to be taken by the corporations shareholders at any valid meeting which commenced with a quorum shall require the affirmative vote only of a majority of the votes cast, except where this Charter or the Corporation’s Bylaws then in effect requires the affirmative vote of a higher proportion of the votes cast or requires the affirmative vote of a proportion of the total voting power, and except where Nevada General Corporation Law specifically requires the affirmative vote of a majority of all the votes entitled to be cast. Directors shall be elected by plurality vote. Abstentions from voting shall not be considered in the tallying of votes. Nothing contained in this Article SIXTH shall affect the voting rights of holders of any class or series of shares entitled to vote as a class or by series. The Bylaws may provide for the vote necessary at any adjournment of a duly called meeting for which a quorum was not obtained.

Paragraph SEVENTH

(a) Number of Directors

The number of Directors shall be as fixed in the Bylaws. In the absence of such provision in the Bylaws, the Corporation shall have one (1) Director. Directors shall be elected by plurality vote and need not be elected by written ballot, except as provided in the bylaws.

The Board proposes to amend Paragraph SIXTH Subsection (c) and Paragraph SEVENTH Subsection (a) of the Amended and Restated Articles of Incorporation of the Company to read as follows with the Amended language being underlined and italicized:

Paragraph SIXTH (c) Vote Required

Any action to be taken by the corporations shareholders at any valid meeting which commenced with a quorum shall require the affirmative vote only of a majority of the votes cast, except where this Charter or the Corporation’s Bylaws then in effect requires the affirmative vote of a higher proportion of the votes cast or requires the affirmative vote of a proportion of the total voting power, and except where Nevada General Corporation Law specifically requires the affirmative vote of a majority of all the votes entitled to be cast. Directors shall be elected by a majority of votes of the shares represented in person or by proxy at any such meeting and if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. Abstensions from voting shall not be considered in the tallying of votes. Nothing contained in this Article SIXTH shall affect the voting rights of holders of any class or series of shares entitled to vote as a class or by series. The Bylaws may provide for the vote necessary at any adjournment of a duly called meeting for which a quorum was not obtained.

Paragraph SEVENTH

(a) The number of Directors shall be as fixed in the Bylaws. In the absence of such provision in the Bylaws, the Corporation shall have one (1) Director. Directors shall be elected by a majority vote and need not be elected by written ballot, except as provided in the bylaws.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required for approval of the amendments to the Amended and Restated Articles of Incorporation. To approve the amendments to the Amended and Restated Articles of Incorporation, the proposal must receive the affirmative vote of a majority of the votes cast. If no instructions are specified with respect to Proposal 4, no vote will be cast for this item. Your broker will only be able to vote your shares on Proposal 4 if the Broker receives specific voting instructions from you. A proxy card marked as abstaining with respect to this proposal and any broker non-votes with respect to this proposal will be counted for quorum purposes, but will not be counted as a vote cast, and therefore will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

(REMAINDER OF PAGE INTENTIONALY LEFT BLANK)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table sets forth, as of July 31, 2008, the stock ownership of each officer and director of Global, of all officers and directors of Global as a group, and of each person known by Global to be a beneficial owner of 5% or more of its Common Stock, $.001 par value per share. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power of such shares. No person listed below has any option, warrant or other right to acquire additional securities of Global, except as noted. The following calculations are based upon the Company’s authorized, issued and outstanding common stock of 41,156,301 as of July 31, 2008.

	AMOUNT OF
NAME AND ADDRESS OF	STOCK OWNED		PERCENT OF COMMON
BENEFICIAL OWNER	BENEFICIALLY		STOCK OUTSTANDING (1)

Ian M. Herman	2,496,834	(2)	6.06%
John B. Sawyer	2,416,666		5.88%
Lawrence Mulcahy	130,000	(3)	*
Seymour Siegel	40,000	(4)	*
All Directors and Executive Officers as a	5,083,500		12.35%
Group
* Represents an individual as the
beneficial owner of less than 1% of the
outstanding common stock

Barron Partners	7,200,000	(5)	14.89%
730 Fifth Ave.
9th Floor
New York, NY 10019

Ewing & Partners	5,031,425	(6)	12.22%
4514 Cole Ave.
Suite 808
Dallas, TX 75205

Contrarian Capital Management, LLC	4,000,000	(7)	9.72%
411 West Putnam Ave.
Suite 225
Greenwich, CT 06830

Delta Offshore	3,000,000	(8)	7.29%
900 Third Ave.
5th Floor
New York, NY 10022

Doucet Capital, LLC	2,706,899	(9)	6.58%
2204 Lakeshore Drive, Suite 218
Birmingham, AL 35209

1	Percent of common stock is based on 41,156,301 shares of common stock issued and outstanding on July 31, 2008 with beneficial ownership being determined in accordance with the rules of the SEC and including voting or investment power with respect to securities. Securities “beneficially owned” by a person may include securities owned by or for, among others, the spouse, children or certain other relatives residing with such person as well as other securities as to which the person has or shares voting or investment power or has the option or right to acquire within 60 days of July 31, 2008. Percent of Class Owned is based on the 41,156,301 shares of common stock issued and outstanding on July 31, 2008 plus any shares that may be acquired by the stockholders as a result of the exercise of existing options or warrants within 60 days after July 31, 2008.

2	All shares of common stock are held in trust by Rochdale Investment Management, LLC as the trustee for the Herman Family Trust. Of the total shares, Rochdale Investment Management Group has sole voting and dispositive power over 2,313,500 shares.

3	Includes 10,000 shares of common stock issuable to Mr. Mulcahy upon exercise of options at $1.03 per share which expires August 24, 2011.

4	Includes 20,000 shares of common stock issuable to Mr. Siegel upon exercise of options granted. 10,000 shares at an exercise price of $1.03 which expires August 24, 2011 and 10,000 shares at an exercise price of $1.05 per share which expires on March 8, 2012

5	All shares of common stock underlying a warrant that may be acquired by the exercise of a $1.36 warrant which expires May 31, 2009.

6	In setting forth this information, the Company relied upon the February 6, 2008 Schedule 13D filing of Ewing & Partners, Timothy Ewing, Ewing Asset Management, LLC, Endurance General Partners, LP, Endurance Partners (Q.P.), L.P. and Endurance Partners, L.P. Of the total shares, Ewing & Partners, Timothy Ewing, Ewing Asset Management, LLC, Endurance General Partners, LP had sole voting and dispositive power over all the shares.

Endurance Partners (Q.P.), L.P. had sole voting and dispositive power over 3,594,703 shares, Endurance Partners, L.P. had sole voting and dispositive power over 1,436,722 shares and there is no shared voting or dispositive power. Timothy Ewing is a director Nominee and if elected, the number of shares and percent of class held by directors will increase by the number of shares held by Ewing & Partners and Timothy Ewing.

7	In setting forth this information, the Company relied upon the August 8, 2005 Schedule 13G filing of Contrarian Capital Management,. Of the total shares, Contrarian Capital management, LLC had shared voting and dispositive power over all the shares and Contrarian Equity Fund, LP had shared voting and dispositive power over 3,355,669 shares. No amendments have been filed to this Schedule 13G.

8	In setting forth this information, the Company relied upon the August 10, 2005, joint filing of Schedule 13G of Delta Offshore, Ltd. and Trafelet & Company, LLC. Of the total shares, Trafelet & Company had shared voting and dispositive power over all the shares and reporting entity Delta Offshore, Ltd. had shared voting and dispositive power over 1,599,900 shares. No amendments have been filed to this Schedule 13G.

9	In setting forth this information, the Company relied upon the January 2, 2008 filing of Schedule 13D of Doucet Capital, LLC, Doucet Asset Management, LLC, Christopher L. Doucet and Suzette A. Doucet. Of the total shares, Doucet Capital, LLC, Doucet Asset Management, LLC, Christopher Doucet (managing member of Doucet Capital, LLC and CEO of Doucet Asset Management) and Suzette Doucet (member of Doucet Capital and CFO of Doucet Asset Management) had shared voting and dispositive power over all the shares. Doucet Capital, LLC is listed as a holding company which owns Doucet Asset Management, LLC, a SEC registered investment advisor firm. No amendments have been filed to this Schedule 13D.

Directors and Executive Officers

The following table sets forth information, as of July 31, 2008, with respect to the beneficial ownership of the Company’s Common Stock, $.001 par value per share, its only class of voting securities, by (a) each Director and Nominee for Director of the Company; (b) the officers of Global named in the Summary Compensation Table later in this proxy statement; and (c) all Directors, Director Nominees and executive officers of the Company as a group (1):

		Shares		Percent of
		Beneficially		Class
Name of Beneficial Owner	Capacity	Owned (1)		Owned (1)

Ian Herman	Director, Chairman and Nominee	2,496,834		6.06%
John Sawyer	Director, President and Nominee	2,416,666		5.88%
Gordon Hamilton	CEO, Director and Nominee	0		0
Brent Dau	Director and Nominee	0	(2)	0
Seymour Siegel	Director and Nominee	40,000	(3)	*
Michael Hannley	Director and Nominee for Director	0		0
Kenneth Raff	Director and Nominee	0		0
Timothy Ewing	Director Nominee	5,031,425		12.22%
Directors, Director Nominees and Executive		9,984,925		24.26%
Officers as a Group

*	Individual is the beneficial owner of less than one percent (1%) of the Company’s outstanding Common Stock, if any.

	(1)	In setting forth this information, the Company has relied upon its stock and transfer records, to the extent available to the Company without unreasonable effort or expense, and upon Schedule 13D and Schedule 13G filings of, and other information provided by, the persons listed. Beneficial ownership is reported in accordance with Securities and Exchange Commission (“SEC”) regulations and therefore includes shares of the Company’s Common Stock which may be acquired within 60 days after July 31, 2008, upon the exercise of outstanding warrants or options. Shares of Common Stock issuable upon the exercise of such warrants or options are deemed outstanding for purposes of computing the percentage of Common Stock owned by the beneficial owner thereof listed in the table, but are not deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by any other stockholder. Except as otherwise stated below, all shares are owned directly and of record, and each named person has sole voting and investment power with regard to the shares shown as owned by such person. For each shareholder, Percent of Class Owned is based on the 41,156,301 shares of Common Stock issued and outstanding on July 31, 2008 plus any shares which may be acquired by shareholders, option holders or warrant holders within 60 days after July 31, 2008. This calculation does not include warrants and options held by non-beneficial shareholders holding less than 5% of the outstanding stock.

	(2)	Although Mr. Dau does not own any shares beneficially, it should be noted that Mr. Dau is the managing partner of Ewing & Partners.

	(3)	Includes 20,000 shares of common stock issuable to Mr. Siegel upon exercise of options granted. 10,000 shares at an exercise price of $1.03 which expires August 24, 2011 and 10,000 shares at an exercise price of $1.05 per share which expires on March 8, 2012

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Company’s Directors and officers, and persons who own more than 10% of its Common Stock, to file with the SEC initial reports of ownership of the Company’s equity securities and to file subsequent reports when there are changes in such ownership. To the Company’s knowledge, based solely on information provided to the Company by such persons and on a review of the copies of such reports furnished to the Company, all such persons timely complied with the Section 16(a) filing requirements during and with respect to the Company’s 2006 & 2007 fiscal years.

CERTAIN RELATIONSHIPS
AND TRANSACTIONS
WITH RELATED PERSONS

2006

There were no transactions, or series of transactions, for the year ended December 31, 2006 to which Global was a party, in which the amount exceeds $60,000, and in which to the knowledge of Global, any director, executive officer, nominee, five percent or greater shareholder, or any member of the immediate family of any of the foregoing persons, have or will have any direct or indirect material interest.

2007

BCI Aircraft Leasing, Inc.

BCI Aircraft Leasing, Inc., Global’s former partner in Jetglobal, see Note 5, accounted for 17.4% of Company revenue during 2007 and 16.6% during 2006. The account receivable from BCI at December 31, 2007 was $3,895,149 and at December 31, 2006 was $1,827,482.

The Company had no revenue from Jetglobal in 2007. Jetglobal, LLC accounted for 7.2% of the Company’s revenue in 2006. The total amount due to the Company from Jetglobal was $1,093,316 at December 31, 2006. Jetglobal had no accounts receivable balance at December 31, 2007.

New customer GALP accounted for 46.5% of the Company’s revenue in 2007, which included a $7,850,000 aircraft purchase, representing about 32% of revenues.

STOCK PERFORMANCE

The Company’s stock price opened the fiscal year 2006 at $1.37 per share and ended 2006 at $.93 per share, a decrease of 32%, which Management feels is a consequence of liquidity issues encountered by the Company in the fourth quarter 2006, as more fully detailed in the Company's 2006 annual Report on Form 10-K. The Company’s stock price opened the fiscal year 2007 at $1.06 per share and ended 2007 at $0.44 per share, a decrease of 58%, which Management feels is a consequence of liquidity issues encountered by the Company in the fourth quarter 2007, as more fully detailed in the Company's 2007 annual Report on Form 10-K. Management feels that the current GACF common stock share price is reasonable and consistent with the financial performance of the Company.

STOCK PERFORMANCE GRAPH & TABLE

During the fiscal year ended December 31, 2006 and 2007, the Common Shares were quoted under symbol "GACF" on the OTC Bulletin Board maintained by the National Association of Securities Dealers, Inc. The following information relates to the trading of our common stock, par value $.001 per share. The high and low last sales prices of our common stock for each quarter during our two most recent fiscal years, as reported by the OTC Bulletin Board to date, are set forth below:

Performance Graph
		HIGH	LOW
2007
	Second Quarter	$0.85	$0.54
	Third Quarter	$0.85	$0.70
	Fourth Quarter	$0.74	$0.32
2006
	First Quarter	$1.73	$1.37
	Second Quarter	1.66	1.15
	Third Quarter	1.41	.98
	Fourth Quarter	1.18	.93

2008 STOCKHOLDER PROPOSALS

No proposals have been submitted by shareholders for the 2008 Annual Meeting of Shareholders.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting.

2009 STOCKHOLDER PROPOSALS

Global Aircraft Solutions, Inc. welcomes comments or suggestions from its shareholders. If a shareholder wants to have a proposal formally considered at the 2009 annual Meeting of Shareholders, and included in the Proxy Statement for that meeting, we must receive the proposal in writing on or before December 15, 2008. In addition, if a shareholder proposal is not received by us on or before January 15, 2009, it will not be considered or voted upon at the Annual Meeting. Proposals intended for inclusion in next year’s proxy statement should be sent to Gordon D. Hamilton, Secretary Global Aircraft Solutions, Inc., 6901 S. Park Ave., Tucson, AZ 85706.

The proxy or proxies designated by the Company will have discretionary authority to vote on any proposal properly presented by a stockholder for consideration at the 2009 Annual Meeting of Stockholders but not submitted for inclusion in the proxy materials for such meeting unless (i) with respect to any nomination for director, a written nomination is submitted to the Company at least 90 days prior to the meeting as provided in the Bylaws of the Company, or (ii) with respect to any other shareholder proposal, notice of the proposal, containing the information required by the Bylaws of the Company is received by the Company at its principal executive offices not less than 60 days prior to the meeting and, in either case, certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied.

ANNUAL REPORT

A copy of the Company’s Annual Report to Stockholders for fiscal 2006 and 2007 is being provided herewith to each stockholder entitled to vote at the 2008 Annual Meeting of Stockholders. It includes the Company’s Form 10-K Annual Report as filed with the Securities and Exchange Commission for each of the 2006 and 2007 fiscal years. A copy of the Company’s Form 10-K Annual Report is available at no charge to all stockholders. For a copy write to Patricia Graham, Controller, Global Aircraft Solutions, Inc. Corporation, 6901 S. Park Ave., Tucson, AZ 85706.

OTHER INFORMATION

This solicitation of proxies is being made by the Board of Directors of the Company. In addition to solicitation by mail, proxies may also be solicited by Directors, officers, and employees of the Company, who will not receive additional compensation for such solicitation. Brokerage firms and other custodians, nominees, and fiduciaries will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners of the Common Stock. The Company will pay the costs relating to this Proxy Statement, the proxy and the Annual Meeting. The address of Global Aircraft Solution, Inc.’s principal executive offices is 6901 S. Park Ave., Tucson, AZ 85706, and its telephone number is (520) 294-3481. The above notice and proxy statement are sent by order of the Board of Directors.

Please vote your shares promptly.

By Order of the Board of Directors,

/s/ Gordon D. Hamilton

Gordon D. Hamilton
Dated:	August 29, 2008	Secretary

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Adopted by the Board of Directors on July 15, 2004 I. Audit Committee’s Purpose and Authority

The Audit Committee of Global Aircraft Solutions, Inc., a Nevada corporation (the “ Company”), is appointed by the Board of Directors (the “ Board”) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee is directly responsible for the appointment (subject to stockholder ratification), compensation, retention and oversight of the work of any registered public accounting firm (the “independent auditors”) engaged (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such independent auditors must report directly to the Audit Committee. The Audit Committee’s other primary duties and responsibilities are to:

  Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.
  Monitor the independence and performance of the Company’s independent auditors.
  Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
  Provide an avenue of communication among the independent auditors, management, and the Board.
  Review areas of potential significant financial risk to the Company.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the authority to retain special, legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Company will provide for appropriate funding, as determined by the Audit Committee, for the payment of (a) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, (b) compensation to any advisors, including any of the experts listed above, or independent counsel employed by the Audit Committee in the performance of its duties, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in the performance of its duties.

II.    Audit Committee’s Composition and Meetings

Audit Committee members shall meet the requirements of AMEX, Nasdaq or any alternative national stock exchange on which the Company’s equity and debt securities are listed for trading. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall (a) be an independent non-executive director, free from any relationship that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a member of the Audit Committee; (b) not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company, or be an affiliated person of the Company; and (c) not have participated in the preparation of the financial statements of the Company at any time during the past three (3) years. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Additionally, at least one member of the Audit Committee must have past employment experience in financing or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Audit Committee members shall be appointed by the Board on recommendation of the Nominating and Corporate Governance Committee. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership. The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors limited review procedures.

Executive Sessions shall be held with the independent auditors at every meeting, thereby providing a regular forum for candid discussion and reducing the pressure to request such a meeting. The Audit Committee may ask members of management or others to attend Executive Sessions and provide pertinent information as necessary.

III.    Audit Committee’s Responsibilities and Duties

REVIEW RESPONSIBILITIES – THE AUDIT COMMITTEE SHALL BE RESPONSIBLE TO:

1.    Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board for approval and have the approved Charter published at least every three years in accordance with Securities and Exchange Commission (“SEC”) regulations.

2.    Review the Company’s annual audited financial statements prior to filing or distribution. This review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3.    In consultation with Company management and the independent auditors, (a) consider the integrity of the Company’s accounting and financial reporting processes and controls, (b) discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures, and (c) review significant findings prepared by the independent auditors together with management’s responses.

4.   Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution and discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see Item 11). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

INDEPENDENT AUDITORS – THE INDEPENDENT AUDITORS ARE ULTIMATELY ACCOUNTABLE TO THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS. THE AUDIT COMMITTEE SHALL:

5.   Review the independence and performance of the independent auditors and annually appoint, or recommend to the Board the appointment of (subject to stockholder ratification), the independent auditors or approve any discharge of auditors when circumstances warrant.

6.   Actively engage in a dialogue with the independent auditors with respect to disclosed relationships or services that may impact the objectivity and independence of the auditors, and take, or recommend that the Board takes, appropriate actions to oversee the independence of the Company’s auditors.

7.   Approve in advance the engagement of the independent auditors to render any audit or permissible non-audit services to the Company; provided that the Audit Committee may establish appropriate pre-approval policies and procedures that do not include delegation of Audit Committee responsibilities under the Securities Exchange Act of 1934 to management, in which case the engagement of the independent auditors to provide particular services may be entered into pursuant to such pre-approval policies and procedures.

8.   Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Statement 1.

9.   Review the independent auditors audit plan – discuss scope, staffing, locations, reliance upon management and general audit approach.

10.   Ensure that each independent auditor retained for the purpose of issuing an audit report or performing other audit, review or attest services for the Company reports directly to the Audit Committee.

11.   Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Such discussions should include changes to the audit plan and restrictions on the scope of the auditors’ activities, if any. Discuss certain matters required to be communicated to the Audit Committee in accordance with AICPA SAS 61:

§	The auditor’s responsibility under Generally Accepted Auditing Standards.

§	Significant accounting policies.

§	Management judgments and accounting estimates.

§	Significant audit adjustments.

§	Other information in documents containing audited financial statements. Disagreements with management – including accounting principles, scope of audit and disclosures.

§	Consultation with other accountants by management.

§	Major issues discussed with management prior to retention.

§	Difficulties encountered in performing the audit.

12.   Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

LEGAL COMPLIANCE

13.   On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

14.   Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company’s annual proxy statement.

15.   Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

16.   Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

17.   Periodically perform self-assessment of the Audit Committee’s performance.

18.   Review financial and accounting personnel succession planning within the Company.

19.   Annually review policies and procedures as well as audit results associated with directors’ and officers expense accounts and perquisites. Annually review a summary of director and officers’ related party transactions and potential conflicts of interest.

Adopted by the Board of Directors on July 15, 2004

FORM OF PROXY CARD Global Aircraft Solutions, Inc

     This Proxy is solicited on behalf of the Board of Directors
Proxy for 2008 Annual Meeting of Stockholders on September 24, 2008

The undersigned hereby appoints IAN HERMAN and GORDON HAMILTON, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $0.01 per share, of Global Aircraft Solutions, Inc (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the University Marriott located at 880 E. Second St., Tucson, AZ 85719 on September 24, 2008 at 10:00 A.M. Pacific Daylight Savings Time, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

1.    Election of Directors – The Board of Directors Recommends a Vote FOR all Nominees

Nominees: Ian Herman, John Sawyer, Michael Hannley, Gordon Hamilton, Seymour Siegel, Kenneth Raff, Brent Dau and Timothy Ewing for a Two Year Term Expiring with the Election in 2010

☐   FOR all nominees      ☐   WITHHELD from all nominees
☐   FOR all nominees except any whose name is crossed out above

2.    Proposal to ratify Moss Adams, LLP as the independent auditors for Global Aircraft Solutions, Inc. fir fiscal year 2006 through July 2, 2007.The Board of Directors Recommends a Vote FOR Proposal 2.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.    Proposal to ratify Daszkal Bolton, LLP as the new independent auditors for Global Aircraft Solutions, Inc. as of July 2, 2007

     The Board of Directors Recommends a Vote FOR Proposal 3.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.      Proposal to approve the amendments to the Amended and Restated Articles of Incorporation. The Board of Directors Recommends a Vote FOR Proposal 4.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF A PROPERLY EXECUTED PROXY GIVES NO DIRECTION, SUCH SHARES WILL ONLY BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES ON MATTER 1, AND “FOR” MATTERS 2 AND 3, MATTER 4 WILL NOT BE VOTED UNLESS SPECIFIC DIRECTION IS GIVEN FOR SUCH VOTE AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS TO PROPERLY COME BEFORE THE MEETING.

Dated ________, 2007	Certificate No.	Number of Shares

	Certificate No.	Number of Shares

Signature	Print Name

Signature	Print Name

Mark here for address change and note below ☐	Mark here if attending Annual Meeting ☐

PLEASE MARK, DATE, SIGN, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person.

New Address: